Note 6 - Earnings Per Share	12 Months Ended
Mar. 31, 2019
Notes to Financial Statements
Earnings Per Share [Text Block]
6 .	EARNINGS PER SHARE

Basic and dilutive net earnings per share is computed based on the following information:

	Year Ended March 31
	201 9	2018 As Adjusted
Basic
Net earnings	$5,099,924	$3,934,101
Weighted average common shares	7,010,266	7,009,444
Dilutive
Net earnings	$5,099,924	$3,934,101
Weighted average common shares and common share equivalents	7,010,266	7,009,444